UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2007

 CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its chapter)

Arizona	0-11353	86-0344671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7970 S. Kyrene Rd. Tempe, Arizona 85284
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (480) 403-8300

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2007, the Board of Directors of Circuit Research Labs, Inc., elected Frank Iorio, Jr. to fill an existing vacancy on the Board of Directors.   Mr. Iorio is currently the president of Iorio Broadcasting and the sole member of Radio Partners, LLC.  In his role as president of Iorio Broadcasting and sole member of Radio Partners, LLC, Mr. Iorio oversees the operations of six radio stations.  Mr. Iorio was appointed to the audit committee. Mr. Iorio’s term is set to expire at the Company’s next annual meeting. There is no arrangement for compensation or other benefit in connection with this appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT RESEARCH LABS, INC.
Date: March 1, 2007	By:	/s/ Robert McMartin
	Name:	Robert McMartin
	Title:	Executive Vice President and Chief Financial Officer

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